EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of W2 Energy, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Michael McLaren, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 8, 2009	/s/ Michael McLaren
By: Michael McLaren
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to W2 Energy, Inc. and will be retained by W2 Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.